Exhibit 10.7

OPTION AGREEMENT, DATED JUNE 3, 2005, BY
AND BETWEEN AEGEAN BUNKERING SERVICES
INC. AND SEVERNAV S.A.

OPTION AGREEMENT

This OPTION AGREEMENT (“Agreement”) is made on the 3rd of June 2005 by and between:

(1)          Aegean Bunkering Services Inc a corporation organized and existing under the Laws of Marshal Islands (hereinafter called the “BUYER”); and

(2)          Severnav Shipyard S.A. a corporation organized and existing under the Laws of Romania (hereinafter called the “SELLER”).

In consideration of two Shipbuilding Contracts No 222 and No 223, each dated 3rd of June 2005 entered into between the SELLER and the respective two (2) buying Companies which were nominated by the BUYER for two (2) firm CMT 319 Oil Tankers (having Hull Number N 2220000, and N 2230007) and the payment of EURO I by the BUYER to the SELLER and other good valuable consideration, the parties hereto agree two plus two optional vessels as follows:

1.  Specification

The vessels will be built by the Seller based on the contract documents and any amendments thereto in respect of the CMT 319 Oil Tankers agreed and signed on 3rd of June 2005.

2.  Price

Euro 6,560,000.00 (Euro Six Million Five Hundred and SixtyThousand only) for each vessel.  However it is agreed that the price of the optional vessels may be adjusted upwards or downwards subject only to the costs and prices of the materials, labor, machinery and equipment changing from the time of contracting vessels to the time of signing of the contracts based on declaring the options.

3.  Quantity

Two plus two (2+2) Vessels.

4.  Option Declaration Date

The BUYER shall exercise its right and declare the option to purchase the first two (2) optional vessels (No 3 and No 4) by sending a fax to the SELLER (to the fax number referred to in Article 17 of each Contract) on or before the launching of the first of the two firm CMT 319 Oil Tankers (being Hull No N 2220000).

The BUYER shall exercise its right and declare the option to purchase the second two (2) optional vessels (No 5 and No 6) by sending a fax to the SELLER (to the fax number referred to in Article 17 of each Contract) on or before the delivery of the first of the two firm CMT 319 Oil Tankers (being Hull No N 2220000).

The SELLER and the BUYER undertake to sign a New Buildings Contract for each optional vessel (substantially on the same terms as each Contract) within thirty (30) days from the date on which notice of the exercise of the option is given to the SELLER.

5.  Terms of payment

The Contract Price for each optional vessel shall be paid in the following way:

10% upon effectiveness of the contract

15% upon steel-cutting

15% upon keel-laying

20% upon launching

40% upon delivery

5.  Bank Guarantees

Security for Payment of Installment Before Delivery:

The BUYER shall provide the SELLER with a Bank Guarantee issued by a first class international bank, acceptable to SELLER’s bank and the SELLER.

The Bank Guarantee shall guarantee the BUYER’s obligations for payment of 2nd, 3rd, 4th and 5th instalments of the contract and be delivered to the SELLER concurrently with the Shipbuilding Contract becoming effective.  The amount of such Bank Guarantee shall be equal to the 90% of the Contract price.  The form and substance of this Bank Guarantee shall, in all respects, be acceptable to SELLER’s bank and the SELLER.

Refund Guarantee:

As security to the BUYER the SELLER shall provide the BUYER before receipt by the SELER of each instalment of the Contract Price with a Bank Guarantee issued by a first class bank acceptable in all respects to BUYER’s bank and the BUYER for the 1st, 2nd, 3rd and 4th instalments respectively.  Such Bank Guarantees will guarantee the SELLER’s obligation for refunding to the BUYER instalments of 1st, 2nd, 3rd and 4th already received by the SELLER, through SELLER’s finance bank, when any such instalment becomes refundable to the BUYER, in accordance with the terms of this Contract.

The issuance and delivery to the BUYER of the relevant Bank Guarantee for the 1st instalment will be a pre-condition to any of the BUYER’s payment obligations becoming effective.  If it will be requested that the Seller’s Bank Guarantees shall be re -guaranteed by a third bank, this will be for the cost of the Buyer.

7.  Time of Delivery of Optional Vessels

The Delivery Times of the optional Vessels are estimated as follows:

As for Vessel no. 3 – Three Months after Vessel No 2

As for Vessel no. 4 – Three Months after Vessel No 3

As for Vessel no. 5 – Three Months after Vessel No 4

As for Vessel no. 6 – Three Months after Vessel No 5

8.  Place of Delivery

The Vessels will be delivered at Constantza, Romania.

9.  Contract Terms and Conditions

Form and substance of the Shipbuilding Contract of the Optional Vessels shall be the same as those agreed for the Firm Vessels with logical amendments.

10.  Governing Law

This Agreement shall be governed by, and construed in accordance with English Law.  Any dispute under this Agreement shall be referred to arbitration in London and the provisions of Article 13 of each Contract shall apply (mutaus mutandis) to this Agreement.

The BUYER: Aegean Bunkering Services

By:	Signature:

/s/ Apostolos Manitsas
Name: Apostolos Manitsas
Title: President Director

Date:	3rd of June 2005

Witnessth by:
/s/ [ILLEGIBLE]
Intermodal Shipbrokers Co.

The SELLER:                                                       Severnav Shipyard S.A.

By:	Signature:

/s/ Stehan [ILLEGIBLE]
Name: Stehan Stancioiu
Title: General Director

Date: 3rd of June 2005

Witnessth by:
CMT Engineering Ltd.
/s/ [ILLEGIBLE]